DELAWARE GROUP INCOME FUNDS
Macquarie Floating Rate Fund (formerly, Delaware Floating Rate Fund)
 (the “Fund”)
Supplement to the Fund’s Summary Prospectus and Statutory Prospectus each dated November 29, 2024, as amended
As noted in the Fund supplement dated September 30, 2025, effective December 1, 2025 (Effective Date), the Fund’s sole sub-advisor will be Macquarie Asset Management Credit Advisers US, LLC and all references to previous sub-advisors are removed from the Fund’s Summary Prospectus, Statutory Prospectus, and SAI. In addition, on the Effective Date, the changes set forth below will take place.
Under the “Fund Summary – Who manages the Fund?” section of the Prospectus, the current information is replaced in its entirety with the following:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio Manager	Title with Delaware Management Company	Start date on the Fund
John McCarthy, CFA	Managing Director, Senior Portfolio Manager	January 2017

Sub-advisor
Macquarie Asset Management Credit Advisers US, LLC

Portfolio Managers	Title with Macquarie Asset Management Credit Advisers US, LLC	Start date on the Fund
Vivek Bommi, CFA	Managing Director, Head of Leveraged Credit	November 2023
Edward Lawless	Senior Vice President, Portfolio Manager	November 2024

The following replaces the first paragraph and the information for John P. McCarthy in the section of the Fund’s Statutory Prospectus entitled “Who manages the Fund – Portfolio managers”:
John McCarthy is responsible for the overall management of the Fund. While John McCarthy has ultimate decision-making authority, he regularly consults with Vivek Bommi and Edward Lawless with respect to the Fund’s investments.
John McCarthy, CFA
Managing Director, Senior Portfolio Manager
John is a Senior Portfolio Manager for Leveraged Credit at Nomura Asset Management International, a role he assumed in July 2016 at Macquarie Asset Management. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. He manages high yield portfolios and serves as a Co-Portfolio Manager for bank loans, fixed rate multisector, and core plus strategies.
Previously, he was Co-Head of Credit Research at Macquarie Asset Management. Before that, he held a number of roles with Delaware Investments (which was acquired by Macquarie in 2010), including Senior Research Analyst, Senior High Yield Analyst, High Yield Trader, and Municipal Bond Trader. John was also a Senior High Yield Analyst and Trader at Chartwell Investment Partners for five years.

John earned a Bachelor of Science in business administration from Babson College. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Philadelphia.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated November 28, 2025.